SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Alliance Financial Corporation

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2

ALLIANCE FINANCIAL CORPORATION

120 Madison Street, 18th Floor

Syracuse, New York 13202

____________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

____________________________________________

April 4, 2007

To the Shareholders of Alliance Financial Corporation:

NOTICE IS HEREBY GIVEN that the ANNUAL MEETING OF SHAREHOLDERS of ALLIANCE FINANCIAL CORPORATION, the parent company of Alliance Bank, N.A., will be held at The Renaissance Syracuse Hotel Conference Center, 701 East Genesee Street, Syracuse New York, on May 15, 2007 at 4:00 p.m., for the purpose of considering and voting upon the following matters:

1.	The election of five Directors.

2.	The transaction of such other business as may properly come before the meeting, or any adjournment thereof.

We hope you will be able to attend.

By Order of the Board of Directors

/s/ Judy A. Schultz JUDY A. SCHULTZ Secretary

YOUR VOTE IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY TELEPHONE, THE INTERNET, OR BY MAILING YOUR SIGNED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. SPECIFIC INSTRUCTIONS FOR VOTING BY TELEPHONE OR THE INTERNET ARE PRINTED ON THE PROXY CARD.

IF YOU WILL NOT BE VOTING BY TELEPHONE OR THE INTERNET, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON IF YOU WISH.

3

ALLIANCE FINANCIAL CORPORATION

120 Madison Street, 18th Floor

Syracuse, New York 13202

____________________________

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 15, 2007

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance Financial Corporation (the "Company"), the parent company of Alliance Bank, N.A. (the "Bank"), in connection with the Annual Meeting of Shareholders to be held at The Renaissance Syracuse Hotel Conference Center, 701 East Genesee Street, Syracuse, New York on May 15, 2007 at 4:00 p.m. This proxy statement and the accompanying proxy are first being mailed on or about April 4, 2007 to shareholders of record at the close of business on March 26, 2007, the record date for the determination of shareholders entitled to vote at the meeting.

Shares of the Company’s stock represented by properly executed proxy cards, internet voting instructions or telephone voting instructions will be voted in accordance with the specifications made. If no specification is made, the proxies will vote FOR the election of the nominees named in this proxy statement. The persons named in the proxy are granted discretionary authority to vote with respect to any other business which may properly come before the meeting. The presence at the meeting, in person or by proxy, of holders of a majority of outstanding shares will constitute a quorum sufficient for conduct of the meeting. Broker non-votes will be treated as shares present for quorum purposes but not entitled to vote, so they will have no effect on any matter. Abstentions will be treated as shares present for quorum purposes.

You may revoke a vote previously submitted (whether by proxy card, internet or telephone) before it is voted by submitting a subsequently dated vote (whether by proxy card, internet of telephone) or by giving written notice to the Secretary of the Company.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

At the close of business on March 26, 2007 there were outstanding and entitled to vote 4,781,559 shares of the Company's stock. Each share of stock entitles the holder to one vote with respect to each matter at the meeting.

ITEM 1: ELECTION OF DIRECTORS

Having reached the mandatory age for retirement under the Company’s bylaws, Peter M. Dunn is retiring as a member of the Company’s Board of Directors effective May 15, 2007. The Board of Directors extends its sincere thanks and best wishes to Peter.

The Board of Directors is divided into three classes as nearly equal in number as possible. The members of each class are elected for staggered terms of three years and until their successors are elected and qualified. The Board of Directors appointed Deborah F. Stanley and Lowell A. Seifter to serve as Directors effective upon the closing of the Company’s acquisition of Bridge Street Financial, Inc. on October 6, 2006.

The Board of Directors has nominated Mary Pat Adams, Samuel J. Lanzafame, Jack H. Webb and Lowell A. Seifter for election to three-year terms as Class III Directors and Deborah F. Stanley for election to a two-year term as a Class II Director.

Directors are elected by a plurality of the votes cast. The nominees have indicated their willingness to serve, and the Board has no reason to believe that any nominee will decline or be unable to serve if elected. If any nominee becomes unavailable for any reason before the meeting, the proxies may be voted for such other person as may be nominated by the Board of Directors. The shares represented by proxies will be voted FOR the election of the nominees named below unless otherwise specified, and in the discretion of the proxies as to any other matters which may come before the meeting.

NOMINEES, DIRECTORS CONTINUING IN OFFICE AND EXECUTIVE OFFICERS

Certain information concerning nominees for election to the Board of Directors, the Directors continuing in office and the Company’s executive officers is set forth below.

Name and Age	Business Experience and Directorships	Director Since**	Shares of Common Stock Beneficially Owned as of 3/26/07 (1)	% of Total Common Stock (2)
NOMINEES FOR ELECTION (CLASS III)
Mary Pat Adams (47)	Associate Broker - Don Kingsley Real Estate; Director - Oneida Valley Securities Corporation	2001	23,150 (3)	*
Samuel J. Lanzafame (56)	President and Director – Datacom Systems, Inc.; Former President – S.J. Lanzafame LLC;	1988	1,115	*
Jack H. Webb (54)	Chairman and Chief Executive Officer of Company; President and Chief Executive Officer of Bank; Trustee – Rosamond Gifford Foundation; Member – The CNY Advisory Board of Lifetime Health Care	2000	100,736 (4)	2.1%
Lowell A. Seifter (54)	Principal – Green & Seifter, Attorneys, PLLC; Former Director – Bridge Street Financial, Inc. and Oswego County National Bank; Director – Sagamore Institute	2006	6,405	*

NOMINEE FOR ELECTION (CLASS II)
Deborah F. Stanley (57)	President – State University of New York at Oswego; Former Chair of the Board – Bridge Street Financial, Inc. and Oswego County National Bank; Director – The Oswego College Foundation; Director – Metropolitan Development Association of Syracuse and CNY; Director – Metropolitan Development Association Foundation	2006	9,782	*

Name and Age	Business Experience and Directorships	Director Since**	Shares of Common Stock Beneficially Owned as of 3/26/07 (1)	% of Total Common Stock (2)
CONTINUING DIRECTORS***
Donald S. Ames (64)	President – Cortland Laundry, Inc.; Chairman – Cortland Line Company, Inc.; Director and Vice Chairman - Gutchess Lumber Company, Inc.; Director – J.M. Murray Center, Inc.	1986	81,917	1.7%
John M. Endries (64)	President – Endries Wealth Management, LLC, an investment advisory firm	2005	3,500	*
Margaret G. Ogden (61)	President and CEO - Central New York Community Foundation, Inc.	2001	1,882	*
Paul M. Solomon (63)	Private Investor; Partner – P.J. Equities, LLP; Former Partner – Exponential Business Development Company; Director – bc Restaurant LLC; Trustee – Millbrook School; Trustee – Onondaga Community College; Advisory Board Member – C&S Engineering Co.; Advisory Boad Member – SmartPill; Director – US Beverage Net	2001	12,204	*
Donald H. Dew (55)	Chairman, Chief Executive Officer - Diemolding Corporation; Partner - Diemolding International; Director - Higbee Gaskets; Former Chairman and Director - Badger Technologies	1988	14,189	*
Charles E. Shafer (57)	Managing Member - Green Lake Associates, LLC, a company which provides financing to residential builders; Treasurer - Applied Concepts, Inc.; Former Partner - Riehlman Shafer & Shafer; Former Director - Marathon Boat Group, Inc.; Director and Secretary - P.E.A.C.E., Inc.; Trustee – Vermont Law School	1998	23,166	*
Charles H. Spaulding (58)	President and Director - George B. Bailey Agency, Inc., an insurance agency; President and Director – Mid York Associates, Inc.; Director and Treasurer - J.M. Murray Center, Inc.; Director and Treasurer – SUNY Cortland College Foundation; Director and Treasurer - Family Health Network	1993	9,797	*

Name and Age	Business Experience and Directorships	Director Since**	Shares of Common Stock Beneficially Owned as of 3/26/07 (1)	% of Total Common Stock (2)
EXECUTIVE OFFICERS		Officer Since		*

John H. Watt, Jr. (48)	Executive Vice President of Company and Bank; Executive Vice President, Commercial Banking Sales and Service and Trust and Investment Services; Chief Executive Officer of Alliance Leasing, Inc.; former Managing Director - JPMorgan Business Credit Corporation	2003	12,350 (4)	*
J. Daniel Mohr (41)	Treasurer and Chief Financial Officer of Company; Executive Vice President and Chief Financial Officer of Bank; Former Senior Vice President and Chief Financial Officer – Partners Trust Financial Group, Inc.; Former Senior Vice President and Chief Financial Officer – Pioneer Management Group, Inc.; Board President – Arise, Inc.	2006	4,000 (4)	*
David P. Kershaw (58)	Former Treasurer and Chief Financial Officer of Company (retired as of 5/9/06); Former Executive Vice President and Chief Financial Officer of Bank (retired as of 5/9/06); Former Trustee - Community Memorial Hospital, Hamilton, New York	Retired 5/9/06	5,249	*
All Directors, Nominees and Executive Officers as a Group (15 persons):			309,442	6.4%

____________________________________

*	Represents less than one percent of outstanding stock.
**	Year in which the Director was first elected or appointed to the Board of Directors of the Company, the Bank, or their respective predecessor entities.
***	Messrs. Ames, Endries and Solomon and Ms. Ogden are Class I members whose terms expire in 2008. Messrs. Dew, Shafer and Spaulding are Class II members whose terms expire in 2009.
(1)

A person “beneficially owns” shares of stock if he or she has or shares the power to vote or dispose of them or has the right to acquire beneficial ownership within 60 days of March 26, 2007. Except as otherwise indicated, the named individual has sole voting and sole dispositive powers.

(2)	Except as indicated, each individual owns less than 1% of the Company’s outstanding common stock.
(3)	Includes 13,500 shares held in trusts of which Ms. Adams serves as co-trustee.
(4)

Includes 75,000 shares subject to presently exercisable stock options held by Mr. Webb. Also includes 13,500, 4,000 and 11,000 shares of restricted stock which may be voted but not disposed of held by Messrs. Webb, Mohr and Watt, respectively.

ORGANIZATION AND COMPENSATION OF THE BOARD OF DIRECTORS

General

The Company’s Board of Directors is comprised of a majority of independent directors. The Board has determined that Donald S. Ames, Donald H. Dew, John M. Endries, Samuel J. Lanzafame, Margaret G. Ogden, Lowell A. Seifter, Paul M. Solomon and Charles H. Spaulding are each “independent” as defined by the NASDAQ listing standards.

During 2006 there were 12 regularly scheduled meetings and 13 special meetings of the Company's Board of Directors. All of the incumbent Directors of the Company attended at least 75% of the aggregate of all of the 2006 meetings of the Board of Directors and any committees of which the Director was a member. The Company encourages all Directors to attend each annual meeting of shareholders. All of the then incumbent Directors attended the Company’s last annual meeting of shareholders.

The Board maintains a Governance Committee which makes recommendations to the Board with respect to perspective nominees to serve as Directors and on Company and Bank Board committees. The Governance Committee met 15 times in 2006, and its current members are Charles H. Spaulding (Chair), Paul M. Solomon and Donald H. Dew, each of whom the Board has determined is “independent” as defined by the NASDAQ listing standards. The Company's full Board of Directors nominates individuals for election to the Board. The Governance Committee will consider written recommendations from shareholders for nominees that are sent to the Secretary of the Company at the Company's address. Section 202 of the Company's Bylaws provides that nominations for Directors to be elected at an annual meeting of the Company's shareholders, except those made by the Board, must be submitted in writing to the Secretary of the Company not less than 90 days nor more than 120 days immediately preceding the date of the meeting. The notice must contain (i) the name, age, business address and residence address of each proposed nominee; (ii) the principal occupation and employment of each proposed nominee; (iii) the total number of shares of stock of the Company owned by each proposed nominee; (iv) the name and residence address of the notifying shareholder; (v) the number of shares of stock of the Company owned by the notifying shareholder; and (vi) any other information relating to such person that is required to be disclosed in solicitations for proxies for the election of Directors, or otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934. Nominations not made in accordance with this procedure may be disregarded at the annual meeting. Shareholder nominations are evaluated in the same manner as other nominations.

In considering candidates for election to the Board, the Governance Committee and the Board consider the entirety of each nominee’s credentials and do not have any specific minimum qualifications. Factors considered include, but are not necessarily limited to, the individual’s personal and professional integrity, business judgment, relevant experience, and anticipated effectiveness as a Director. In addition, prior to nominating an existing Director for re-election to the Board, the Committee and the Board consider and review, among other relevant factors, the existing Director’s meeting attendance and performance, length of Board service, ability to meet regulatory independence requirements, and the experience, skills and contributions that the Director brings to the Board. All of the current nominees were recommended and approved by the Governance Committee, which is composed entirely of independent directors. The Governance Committee has adopted a written charter setting forth its composition and responsibilities, a copy of which is available at the Company’s website at www.alliancebankna.com.

The Board has a Compensation Committee, whose members are Donald H. Dew (Chair), Donald S. Ames and Samuel J. Lanzafame, each of whom is independent as defined by NASDAQ listing standards. The Compensation Committee has adopted a written charter, a copy of which is available on the Company’s website at www.alliancebankna.com. The Compensation Committee met 12 times in 2006.

The Board has an Audit Committee, whose members are Samuel J. Lanzafame (Chair), Margaret G. Ogden, Paul M. Solomon and John M. Endries, and whose functions are described more fully on page 20. Each of the members of the Audit Committee is independent as defined by NASDAQ listing standards. The Audit Committee met 12 times in 2006. The Audit Committee has adopted a written charter, a copy of which is available at the Company’s website at www.alliancebankna.com.

Communication with Directors

Shareholders may communicate directly with the Board of Directors of the Company by sending correspondence to the address shown below. If a shareholder desires to communicate with a specific Director, the correspondence should be addressed to that Director. The receipt of correspondence addressed to the Board of Directors and the nature of its content will be reported at the next Board meeting and appropriate action, if any, will be taken. Correspondence addressed to a specific Director will be delivered to the Director, who will review it and, if appropriate, report the nature of its content to the Board of Directors at its next meeting, so that appropriate action, if any, may be taken.

Correspondence should be addressed to:

Alliance Financial Corporation

Board of Directors

Attention: [Board of Directors or Specific Director]

120 Madison Street, 18th Floor

Syracuse, New York 13202

2006 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (1)	All Other Compensation ($)	Total ($)
Mary Pat Adams	$21,900	$ —	$ —	$ —	$24,829	$ —	$46,729
Donald S. Ames	28,500	—	—	—	61,588	—	90,088
Donald H. Dew	29,500	—	—	—	—	—	29,500
Peter M. Dunn	23,300	—	—	—	58,081	—	81,381
John M. Endries	26,700	—	—	—	—	—	26,700
Samuel J. Lanzafame	30,000	—	—	—	74,326	—	104,326
Margaret G. Ogden	25,700	—	—	—	6,475	—	32,175
Lowell A. Seifter	4,600	—	—	—	—	—	4,600
Charles E. Shafer	20,800	—	—	—	30,606	—	51,406
Paul M. Solomon	28,200	—	—	—	24,942	—	53,142
Charles H. Spaulding	29,600	—	—	—	14,511	—	44,111
Deborah F. Stanley	3,800	—	—	—	—	—	3,800

____________________________________

(1)

The aggregate earnings on deferred compensation for all directors in the table above totaled $295,000, of which approximately $233,000 resulted from the increase in book value of the Company’s common stock in 2006 which occurred largely as a result of the acquisition of Bridge Street Financial, Inc.

Board of Directors Fees

Directors who are salaried employees of the Company are not compensated for their service on the Board. Each other Director receives an annual retainer fee of $7,500 for service on the Board, $600 for each Board meeting attended, and $400 for each committee meeting attended. Committee Chairs receive an additional $100 for each committee meeting attended.

Deferred Compensation

The Company has a Deferred Compensation Plan that was adopted in 1986, which provides Directors with the option to defer receipt of all or a portion of their Directors’ fees. Amounts deferred under the plan are deemed to be invested in shares of the Company’s common stock based on its book value (as defined in the plan) as of the end of the year preceding the deferral and are credited quarterly with additional amounts equivalent to the number of shares which could be purchased at book value with dividends paid on the stock. When a participating Director leaves the Board, the amount payable is determined based on the book value of the stock as of the preceding year-end, but not less than the amount actually deferred, and they may elect to receive payment over 10 years or in a lump sum. During 2006, eight Directors elected to defer a total of $178,000 in fees under this Plan.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overall Compensation Philosophy & Objectives

The Compensation Committee of the Board of Directors has responsibility for establishing, implementing and monitoring adherence with the Company’s executive compensation philosophy. The Chief Executive Officer, Jack H. Webb (“CEO”), the Executive Vice President, John H. Watt, Jr. (“EVP”), the Chief Financial Officer, J. Daniel Mohr (“CFO”), and the former Chief Financial Officer, David P. Kershaw, are the executive officers named in the Summary Compensation Table which follows. Unless the context suggests otherwise, the term “NEOs” (Named Executive Officers) refers to the Company’s three current executive officers, that is Messrs. Webb, Watt and Mohr. Generally, the types of compensation paid to the NEOs are similar to those provided to other executive officers.

The Compensation Committee believes that the most effective compensation programs are those that are designed to attract, develop, and retain the best available employees at all levels in the organization. The executive compensation programs are also designed to attract, develop, and retain the best available executive officers in key leadership positions. The compensation plans for executives are enhanced to attract executives capable of maximizing performance for the Company’s shareholders and reward the achievement of specific annual, strategic and long-term goals, including the appreciation of shareholder value.

In support of these objectives, the Company’s compensation package provides the following for all employees, including the NEOs:

•	Competitive base salary and benefit plans, including a 401(k) Plan which is supplemented by employer contributions; and
•

A short-term incentive compensation program intended to reward employee contributions to the attainment of the Company’s annual profitability goals. The NEOs in the Summary Compensation Table, which follows, must also meet additional objectives to earn their full incentive opportunity under this program, such as specific business unit and individual development goals.

The NEOs and certain other key executives are also eligible to participate in a long-term incentive compensation plan, which rewards enhancement of shareholder value, is considered a competitive component of total compensation and serves as a retention tool due to a seven year, cliff-vesting schedule. Equity awards are issued to individuals who are key to the current, and long-term, success of the organization, to provide a link between compensation and the value of the Company’s stock. There is no pre-established policy, or target, for the allocation between either cash or non-cash, or short-term and long-term incentive compensation.

In the case of each of the NEOs, the compensation packages resulted from arms-length negotiations approved by the Board of Directors to attract them to the Company from their previous employers.

2006 Executive Compensation Components

For the fiscal year ended December 31, 2006, the compensation components for the NEOs were:

•	Base salary;
•	Performance based incentive compensation;
•	Discretionary bonus awards;

•	Long-term incentive compensation (equity);
•	Retirement and other benefits; and
•	Perquisites and other personal benefits.

Base Salary

The base salaries of the NEOs are determined based on their position, scope of responsibilities, competitive market data, assessment of individual performance and expected future contributions. The CEO recommends the base salaries of the other NEOs to the Compensation Committee for approval.

All employees are eligible for merit base salary increases through an annual evaluation process. The NEOs are eligible for base salary increases in accordance with the same evaluation process applicable to all employees. The NEOs are evaluated on their professional, interactive, leadership and business area related technical skills and performance.

The Compensation Committee conducts an annual performance appraisal of the CEO, considering evaluation information solicited from the Board of Directors, and determines the amount of annual salary increase for the CEO. In addition, a six-month interim review of the CEO is conducted by the Chair of the Compensation Committee after receiving evaluation information from the Board of Directors. The CEO was awarded a 3% base salary increase in 2006, which was recommended by the Compensation Committee and approved by the Board of Directors.

The CEO recommends the amount of annual salary increases for the EVP and CFO, which are discussed by the CEO with, and approved by, the Compensation Committee. The CEO completes their annual performance appraisals. The EVP was awarded a 3% base salary increase for 2006, which was approved by the Compensation Committee.

In 2006 and 2007 the CEO and EVP received merit-based salary adjustments that were consistent with the 3% merit pool available for all employees. In the first quarter of 2007, the EVP received an additional increase of $15,000 in recognition of additional responsibilities he assumed for the commercial banking business in the fourth quarter of 2005, at which time his salary was not adjusted.

Performance Based Incentive Compensation

The Company maintains a short-term incentive compensation program under which all employees are eligible to receive cash compensation. The receipt of short-term incentive compensation awards are contingent upon the attainment of the Company’s net income goal for the year, and an individual employee’s performance appraisal rating which impacts the amount of award earned. These awards are approved by the Board of Directors. In addition to attainment of the Company-wide net income goal, the NEOs must meet additional individualized objectives to receive awards.

The CEO’s performance objectives are defined consistent with, and in support of, the Company’s annual budget, and also measure progress towards the attainment of the Company’s long-term strategic plan. The development of the annual budget and definition of performance objectives involves, and is finalized with, the Board of Directors’ approval. These objectives include metrics relating to net income, return on equity, efficiency ratio, regulatory ratings as well as certain cultural considerations, such as reputation and involvement in community activities, as well as progress on the execution of the Company’s executive management succession plan. The Company’s financial performance objectives are set at levels that are considered challenging and reflect our long-term goal of being among the higher-performing banks in our geographical area.

The EVP and CFO are eligible for incentive compensation upon attainment of the Company-wide net income goal. If that goal is attained, additional criteria are used to determine the amount of the incentive compensation payment. Multiple measurements are considered to determine attainment of the criteria including:

•	Profit Plan Objectives – net income, earnings per share and non-interest expense
•	Business Plan – Achievement of line-of-business objectives, including income generation, expense control, and completion of the line-of-business annual action plan
•	Individual Development Plan – Executive and key personnel development plans

These objectives may fluctuate from year to year as needed and are designed to support the Company’s strategic plan, recognize the overall economic environment, and create challenges for the individual business units or areas of operational responsibility to meet.

In 2006, the Company’s net income was $7.3 million, which fell short of the Company’s 2006 net income objective due primarily to net interest margin compression and increased loan loss provisions. Therefore, none of the NEOs received any short-term incentive compensation for 2006.

Discretionary Bonus Awards

The Board of Directors considers discretionary cash bonus awards in certain situations, such as in an acquisition. Discretionary bonuses were recommended by the Compensation Committee in October 2006 to recognize the significant efforts and contributions of employees who played integral roles in the successful acquisition and integration of Bridge Street Financial, Inc. The Board of Directors approved a total bonus pool of $350,000 in connection with the Bridge Street acquisition.

Bonus awards were paid to 64 employees who had significant involvement in the acquisition and integration, including the CEO, EVP and CFO. The methodology used to determine award amounts considered an individual’s contribution and role in the acquisition, as well as performance of their normal responsibilities. The CEO solicited input from departmental managers in determining the amounts to pay to individuals in their areas of responsibility. The amounts of the NEOs awards were approved by the Compensation Committee and the Board of Directors.

Long-Term Incentive Compensation

The NEOs received long-term incentive compensation in 2006 under the Company’s 1998 Long-term Incentive Compensation Plan. These equity awards (restricted stock) were approved by the Compensation Committee and Board of Directors consistent with the Plan’s stated purpose, as follows.

“The purpose of the Plan is to promote the interests of the Company by providing current and future directors, officers and key employees with an equity or equity based interest in the Company, so that the interests of such individuals will be closely associated with the interests of shareholders by reinforcing the relationship between shareholder gains and individual compensation.”

The Board of Directors believes that restricted stock awards are a valuable means of aligning long-term rather than short-term shareholder interests, and are an important component in the Company’s total compensation philosophy. All of the NEOs have been issued restricted stock awards under this Plan.

The Compensation Committee recommends the number of shares of restricted stock that are awarded to the CEO, which is subject to the approval of the Board of Directors. The CEO recommends the number of shares to be awarded to key executives, including the EVP and the CFO, which must be approved by the Compensation Committee.

Restricted stock awards are issued to recognize responsibility and contribution, address total compensation goals and as a competitive compensation strategy with larger organizations, as well as for recruitment and retention purposes. The Company generally considers awarding restricted stock annually. The restricted stock cliff-vest after seven years (no vesting occurs until the seventh anniversary of the grant date, at which time all shares become vested), reflecting the long-term nature of this form of compensation.

Retirement and Other Benefits

The CEO has a Supplemental Executive Retirement Agreement (SERP), which was negotiated as a component part of his total compensation package when he joined the Company. Pursuant to the (SERP), the Company is required to pay the CEO an annual benefit equal to 70% of his final average compensation in excess of his other retirement benefits. The retirement benefit is to be paid to the CEO in the form of a straight life annuity in monthly installments for life. For purposes of the SERP, the CEO’s final average compensation means the annualized monthly base salary actually paid by the Company over the three-year period ending on the date of his termination of employment. The amounts due to him under the SERP may be distributed upon the occurrence of a triggering event. For purposes of the SERP, the triggering events resulting in distribution to him include:

•	The CEO’s termination of employment with the Company, except upon his termination with cause or his death; or
•	His attaining the age of 65.

The Company must begin paying the benefit to the CEO either on the first day of the seventh month following the CEO’s termination of employment or on the first day of the first month following his attaining age 65, whichever is applicable. The benefit due the CEO may be reduced if payment commences prior to August 1, 2017. In addition, the SERP provides the CEO the right to receive payment of the benefit upon a change of control of the Company. The CEO is the only NEO covered by a SERP.

401(k) Plan

The NEOs are eligible to participate in this retirement plan on the same terms as other employees. Employees are eligible to make salary deferrals (contributions) at the beginning of the first quarter following their hire date. Upon completion of one year of service, the nearest following January 1 or July 1, the Company will match the employee’s contributions $.25 per dollar deferred up to a maximum of 6% of the employees covered compensation. In addition, 1% of an employee’s annual earnings is contributed by the Company regardless of whether the employee is contributing to the Plan. The Company may also make an annual discretionary contribution the amount of which is based on the employee’s length of service.

Group Term Life Insurance

The NEOs are covered under the same benefit plan available to all other employees, which is paid for by the Company. Employees are covered for four-times their annual earnings up to a maximum of $500,000. Accidental death and dismemberment insurance is provided in an amount equal to the life insurance. The NEOs are all covered for the maximum benefit amounts under this policy.

Group Long-term Disability Insurance

The NEOs are covered under the same benefit plan available to all other employees, which is paid for by the company. The coverage provides for 60% salary continuation in the event of disability, as defined in the policy, up to a maximum monthly benefit of $12,000. The NEOs are insured for the following monthly income replacement amounts.

CEO	EVP	CFO
$12,000	$8,000	$8,000

Other Benefits

The NEOs are eligible for the same benefits available to all other employees such as: health and dental insurance, personal and sick leave, vacations, and holidays.

Perquisites and Personal Benefits

The NEOs are provided with perquisites and other personal benefits that the Company believes are modest, reasonable, and similar in nature to those provided to executives at competing financial institutions, and are designed to assist these executives in carrying out their duties.

The NEOs have the use of a Company-owned automobile, the purchase and replacement of which is subject to the approval of the Board of Directors.

Club memberships are provided to the CEO and EVP for business meeting purposes and for their personal use. At the recommendation of the Compensation Committee, a health club membership is provided for the CEO.

The Company leases an apartment for the EVP’s use to reduce travel time and so he can attend business meetings in the evening. This is an interim arrangement which will terminate when the EVP relocates to the Syracuse area in 2007.

Summary Compensation. The following table summarizes total compensation paid to or earned by the Company’s current NEOs and the former Chief Financial Officer for 2006.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jack H. Webb	2006	$330,000	$ 35,000 (3)	$ 51,258	—	—	$ 29,186(4)	$ 28,784 (5)	$ 474,228
Chairman and Chief Executive Officer
John H. Watt, Jr.	2006	$160,000	$55,000 (3)	$ 38,959	—	—	—	$ 32,970 (6)	$ 286,929
Executive Vice President
J. Daniel Mohr	2006	$102,154	$ 35,000 (3)	$ 6,826	—	—	—	$ 4,242 (7)	$ 148,222
Chief Financial Officer
David P. Kershaw(9)	2006	$ 84,116	—	$ 4,303	$ 1,736	—	$150,842(4)	$ 7,233 (8)	$ 248,230
Former Chief Financial Officer

________________________________

(1)	The current base salaries for Messrs. Webb, Watt and Mohr are $340,000, $180,000 and $165,000, respectively.
(2)

The amounts indicated represent the dollar amount of compensation expense related to restricted stock awards that was recognized by the Company during 2006. The determination of this restricted stock expense is based on the methodology set forth in Note 18 to the Company’s Financial Statements in its Annual Report on Form 10-K.

(3)	Bonuses were earned and paid in 2006 in connection with the acquisition and integration of Bridge Street Financial, Inc.
(4)	Represents the change in value of accumulated benefit under pension plans.
(5)

Includes premiums paid on group term life insurance, dividends paid on restricted stock, the use of a Company owned automobile, club membership dues and expenses and $11,800 of employer 401 (k) matching contributions.

(6)

Includes employer 401 (k) matching contributions, premiums paid on group term life insurance, dividends paid on restricted stock, the use of a Company owned automobile, the use of an apartment leased by the Company and club membership dues and expenses.

(7)	Includes premiums paid on group term life insurance, dividends paid on restricted stock and the use of a Company owned automobile.
(8)	Includes employer 401 (k) matching contributions, premiums paid on group term life insurance, dividends paid on restricted stock and an automobile expense allowance.
(9)	Mr. Kershaw retired as Chief Financial Officer of the Company in May, 2006.

Grants of Plan-Based Awards. The following table reflects the terms of compensation plan-based awards granted to NEOs in 2006.

Grants Of Plan-Based Awards Table

		Estimated Future Payouts Under Non-Equity Incentive Awards			Estimated Future Payouts Under Equity Incentive Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards	Grant Date Fair Value Equity Awards ($) (2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Jack H. Webb	2/16/2006	—	—	—	—	—	—	2,500(1)	—	—	77,375
Chairman and Chief Executive Officer
John H. Watt, Jr.	2/16/2006	—	—	—	—	—	—	2,000(1)	—	—	61,900
Executive Vice President
J. Daniel Mohr	5/1/2006	—	—	—	—	—	—	2,500(1)	—	—	71,675
Treasurer and Chief Financial Officer

____________________________________

(1)	Represents shares of restricted stock, the vesting of which is described below the Outstanding Equity Awards at Fiscal Year End Table.
(2)	The valuation of stock-based awards is described in Note 18 to the Company’s Financial Statements in its Annual Report on Form 10-K.

Outstanding Equity Awards At Fiscal Year End. The following table provides information regarding stock option awards and restricted stock awards outstanding as of December 31, 2006.

Outstanding Equity Awards at Fiscal Year End Table

Option Awards	Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jack H. Webb	15,000	—	—	23.50	1/1/2012	11,500	366,390	—	—
Jack H. Webb	20,000	—	—	17.75	12/18/2010	—	—	—	—
Jack H. Webb	40,000	—	—	18.50	4/30/2010	—	—	—	—
John H. Watt, Jr.	—	—	—	—	—	9,000	286,740	—	—
J. Daniel Mohr	—	—	—	—	—	2,500	79,650	—	—

Restricted stock awards are granted under the Company’s 1998 Long-Term Incentive Compensation Plan under the following conditions. Shares of restricted stock are awarded on the condition that the grantee remains in the employment of the Company for seven years from the date of grant, at which time the shares vest in full. In the case of grants to the EVP and the CFO, the vesting date for 50% of their restricted shares accelerates if, within three years of the grant date, and again after the third anniversary of the grant date, the Company’s stock price reaches 160% of its closing price on the grant date. During the forfeiture period, the shares of restricted stock may not be sold, pledged or otherwise disposed of. If the grantee’s employment with the Company terminates prior to the expiration of the forfeiture period, all unvested shares are forfeited.

Option Exercises And Stock Vested.

None of the NEOs exercised stock options during 2006 except Mr. Kershaw, who retired from the Company in 2006 after more than 35 years of service and exercised options to purchase 25,395 shares of stock. The value realized on these option exercises was $175,135, based on the difference between the exercise price and the closing price of the Company’s stock on the exercise date. In recognition of Mr. Kershaw’s contributions to the Company, the Board of Directors elected to vest 1,905 of the unvested restricted shares held by him at the time of his retirement, representing the number of shares that would have vested had the vesting occurred evenly over the seven year cliff-vesting period. The value realized on the vesting of these shares was $54,997, based on the closing price of the Company’s stock on the vesting date.

Pension Benefits. The following table sets forth the present value of the accumulated pension benefits for the NEOs as of December 31, 2006. The present value of accumulated benefit is calculated using the same method and assumptions as set forth in Note 16 to the Company’s Financial Statements in its Annual Report on Form 10-K.

Pension Benefits Table

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Jack H. Webb	Supplemental Retirement Agreement	6.67	$ 251,239	—
John H. Watt, Jr.	—	—	—	—
J. Daniel Mohr	—	—	—	—
David P. Kershaw	Supplemental Retirement Agreement (1)	35.5	$ 245,119	$ 10,223
David P. Kershaw	Deferred Compensation and Death Benefit Agreement (2)	35.5	$ 78,613	—

________________________________

(1) The retirement benefit is equal to 2.0% of final average earnings (as defined by the Supplemental Retirement Agreement “SERP”) multiplied by the years of service up to 40 years, less 1.25% of primary social security benefit multiplied by years of service up to 40 years, less the basic retirement plan benefit (as defined by the SERP).  The retirement benefit is further reduced by an early retirement reduction factor (as defined by the SERP) for each year that the early retirement date precedes the date at which Mr. Kershaw reaches the age 62.

(2) The plan provides for annual payments of $10,000 for ten years, commencing in January 2007.

Employment and Change-of-Control Agreements

The Company has change of control and employment agreements with certain key executives and the NEOs. The Board of Directors views these agreements as integral in ensuring the continued dedication of the executives to the Company and promoting stability of management, particularly in the event of a change of control of the Company.

Pursuant to the CEO’s employment agreement, upon a change of control (as defined in the Agreement) resulting in his termination, the Company will be required to pay him within sixty days of such termination, an amount equal to 2.99 times his average annual compensation (as defined in the Agreement) for the three full taxable years immediately preceding the change of control. In the event the CEO’s employment is terminated by the Company without cause, the Company will be required to pay him the unpaid compensation and benefits that he would have earned pursuant to the Agreement if he had remained employed under the terms of the Agreement. The Company may elect to pay such unpaid compensation and benefits in a lump sum. If his employment terminates due to his death, the Company must continue payments of his base salary for a period of 60 days following his death.

Pursuant to the EVP’s employment agreement, upon a change of control (as defined in the Agreement) resulting in his termination, the Company will be required to pay him a lump sum amount equal to two times his average annual taxable compensation (as defined in the Agreement) for the three most recent taxable years during which he was employed by the Company. In the event his employment is terminated as a result of disability, the Company will be required to pay him the unpaid compensation and benefits that would have been paid to or earned by him for the greater of (i) the remainder of the term of the Agreement or (ii) 6 months, in either case reduced by any disability insurance payments.

Pursuant to the CFO’s change of control agreement, upon a change of control (as defined in the Agreement) resulting in his termination, the Bank will be required to pay him an amount equal to one times his average annual taxable compensation (as defined in the Agreement) for the three most recent taxable years during which he was employed by the Bank payable in four equal quarterly installments. The Bank may elect to pay this amount in a lump sum.

Payments upon Termination of Employment

The amounts in the tables below set forth the estimated payments to the NEOs under their employment and change of control agreements.

CEO

Executive Benefits and Payments	Voluntary Termination	Early Retirement (1)	Normal Retirement	Change of Control	Involuntary/ Not for Cause Termination (2)	For Cause Termination	Disability	Death
Cash Compensation	$ —	$ —	$ —	$1,163,110	$1,005,817	$ —	$ —	$ 55,000
Stock options (3)	942,000	942,000	942,000	942,000	942,000	942,000	942,000	942,000
Restricted Stock (4)	—	—	366,390	366,390	—	—	—	—
Supplemental Retirement Plan (5)	—	92,242	251,239	251,239	—	—	—	—
Post-employment health care	—	—	16,200	13,600	16,441	—	—	—
TOTAL	$ 942,000	$1,034,242	$1,575,829	$2,736,339	$1,964,258	$ 942,000	$942,000	$997,000

___________________________________

(1)	Assumes the CEO’s retirement as of December 31, 2006.
(2)	Assumes the CEO’s employment was terminated as of December 31, 2006.
(3)	The CEO’s options were fully vested at December 31, 2006 and are valued based on the closing price of the Company’s stock at December 31, 2006 in excess of the exercise prices.
(4)	At December 31, 2006, the CEO held 11,500 restricted shares which are valued on the closing price of the Company’s stock on December 31, 2006 multiplied by the number of restricted shares.
(5)

The amount to be paid upon normal retirement is based upon actuarial projections described in Note 16 to the Company’s Annual Report on Form 10-K. For early retirement, benefits are determined in the same manner as for normal retirement, but if the CEO retires before August 1, 2017 the benefit is reduced by a fraction the numerator of which is the number of completed months of employment and the denominator of which is 207 (the number of months of employment if he worked until age 65).

EVP

Executive Benefits and Payments	Voluntary Termination	Early Retirement	Normal Retirement	Change of Control	Involuntary/ Not for Cause Termination	For Cause Termination	Disability	Death
Cash Compensation	$ —	$ —	$ —	$ 563,230	$ —	$ —	$ 298,670	$ —
Stock options	—	—	—	—	—	—	—	—
Restricted Stock (1)	—	—	286,740	286,740	—	—	—	—
Supplemental Retirement Plan	—	—	—	—	—	—	—	—
Post-employment health care	—	—	16,200	—	—	—	—	—
TOTAL	$ —	$ —	$302,940	$ 849,970	$ —	$ —	$ 298,670	$ —

____________________________________

(1)

At December 31, 2006, Mr. Watt held 9,000 restricted shares. The value of the restricted stock is based on the closing price of the Company’s stock on December 31, 2006 multiplied by the number of restricted shares.

CFO

Executive Benefits and Payments	Voluntary Termination	Early Retirement	Normal Retirement	Change of Control	Involuntary/ Not for Cause Termination	For Cause Termination	Disability	Death
Cash Compensation	$ —	$ —	$ —	$ 195,000	$ —	$ —	$ —	$ —
Stock options	—	—	—	—	—	—	—	—
Restricted Stock (1)	—	—	79,650	79,650	—	—	—	—
Supplemental Retirement Plan	—	—	—	—	—	—	—	—
Post-employment health care	—	—	16,200	13,606	—	—	—	—
TOTAL	$ —	$ —	$ 95,850	$ 288,256	$ —	$ —	$ —	$ —

____________________________________

(1)	At December 31, 2006, Mr. Mohr held 2,500 restricted shares which are valued based on the closing price of the Company’s stock on December 31, 2006.

COMPENSATION COMMITTEE

REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Donald H. Dew (Chair)

Samuel J. Lanzafame

Donald S. Ames

STOCK INCENTIVE PLANS

The following table details information at December 31, 2006 on securities authorized for issuance under the Company’s stock incentive plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Options: Equity compensation plans approved by security holders Equity compensations not approved by security holders	195,128 —	$21.85 —	(1) —
Total	195,128	$21.85	—
Restricted Stock Awards: Equity compensation plans approved by security holders Equity compensation plans not approved by security holders	63,375 —	— —	(1) —
Total	67,375	—	—

____________________________________

(1)	140,587 securities remain available for future issuance under equity compensation plans approved by shareholders.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, which is available on the Company’s website, www.alliancebankna.com, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee supervises the internal audit activities of the Bank and supervises and directs the auditors of the Company and the Bank in order to ensure that the Company's and Bank’s activities are conducted in accordance with law and banking rules and regulations and other regulatory and supervisory authorities, and in conformance with established policies.

The Audit Committee is comprised of four directors, each of whom the Board has determined to be “independent” as defined by the Sarbanes-Oxley Act and the NASDAQ listing standards. The Board has determined that John M. Endries of the Audit Committee meets the definition of “audit committee financial expert” as defined by the Securities and Exchange Commission. The Audit Committee receives directly or has access to extensive information from reviews and examinations by the Company’s internal auditor, independent auditor and the various banking regulatory agencies having jurisdiction over the Company and the Bank.

In discharging its oversight responsibility of the audit process, the Audit Committee obtained from the Company’s independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management the quality and adequacy of the Company's internal controls. The Audit Committee has discussed with the independent auditor any significant matters regarding internal control over financial reporting that came to their attention during the audit and has reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee reviewed and discussed with the independent auditors, all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

The Audit Committee also reviewed and discussed with management and the independent auditors the audited financial statements of the Company as of and for the fiscal year ended December 31, 2006.

Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Samuel J. Lanzafame (Chair)

Margaret G. Ogden

Paul M. Solomon

John M. Endries

INDEPENDENT PUBLIC ACCOUNTANTS

The following table sets forth the aggregate fees billed to the Company by PricewaterhouseCoopers LLP (“PwC”) for professional services rendered for the calendar years ended December 31, 2006 and 2005.

2006	2005

Audit Fees	$316,268	$217,500
Audit Related Fees (1)	38,500	0
Tax Fees (2)	49,000	36,805
All Other Fees (3)	42,000	0

____________________________________

(1)

Includes fees in connection with review of the Company’s registration statement on Form S-4 filed in connection with the acquisition of Bridge Street Financial, Inc. and other Securities and Exchange Commission filings.

(2)	Includes preparation of tax returns, tax advice related to the Bridge Street acquisition and tax planning.
(3)	Includes consulting services related to the Bridge Street acquisition.

The Audit Committee’s policy is to pre-approve the audit and permissible non-audit services performed by the Company’s independent auditor. Unless a type of service to be provided by the independent auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee, and any proposed services exceeding pre-approved expense levels require specific pre-approval by the Audit Committee. In accordance with this policy, the Audit Committee pre-approved 100% of PwC’s fees for 2006.

On December 12, 2006, the Audit Committee of the Board of Directors dismissed PwC as the Company’s independent registered public accounting firm effective upon the completion its procedures regarding the Company’s audited financial statements for the year ending December 31, 2006 and the Company’s Annual Report on Form 10-K in which such financial statements are included. PwC completed its procedures on March 15, 2007, coincident with the filing of the Company’s 2006 Annual Report on Form 10-K.

The audit reports of PwC on our consolidated financial statements as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the two most recent calendar years ended December 31, 2006 and 2005 and through March 15, 2007, there have been no disagreements between the Company and PwC on any matters of accounting principle or practice, financial statement disclosure, auditing scope or procedure, or any reportable events, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports on the financial statements for such years.

During the years ended December 31, 2006 and 2005, and through March 15, 2007, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) with respect to the Company. A representative of PricewaterhouseCoopers is not expected to be present at the Annual Meeting.

On December 12, 2006, the Company’s Audit Committee of the Board of Directors approved the engagement of Crowe Chizek and Company LLC (“Crowe Chizek”) to serve as its independent registered certified public accounting firm for 2007. During the years ended December 31, 2006 and 2005, and through March 15, 2007, neither the Company nor anyone on its behalf had consulted with Crowe Chizek with respect to any accounting, auditing or financial reporting issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any related item. A representative of Crowe Chizek and Company, LLC is expected to be present at the Annual Meeting of Shareholders, and will have an opportunity to make a statement and to respond to appropriate questions.

CERTAIN TRANSACTIONS

The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with a number of Directors, officers and their associates. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Bank do not involve more than a normal risk of collectability or present other unfavorable features.

The law firm of Riehlman Shafer and Shafer, of which Director Charles E. Shafer’s brother is sole owner, received $272,470 for legal services rendered to the Bank in 2006. The law firm of Dunn, Bruno & St. Leger, LLP, of which Director Peter M. Dunn is Senior Partner, received $167,920 for legal services rendered to the Bank in 2006.

Pursuant to the terms of its written charter, the Audit Committee is responsible for reviewing and approving all related-party transactions involving the Company or the Bank. Consistent with this responsibility, the Committee has reviewed and approved the foregoing relationships as being consistent with the best interests of the Company and the Bank.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's Directors, executive officers and holders of more than 10% of the Company's common stock to file reports of ownership and changes in ownership of Company common stock and to furnish the Company with copies of all these reports. Based solely on its review of the copies of the filings received by it and written representations by Directors and executive officers, the Company believes that all Section 16(a) filing requirements for the fiscal year ended December 31, 2006 were satisfied.

PRINCIPAL STOCKHOLDERS

The following table sets forth information as of March 26, 2007 with respect to the only person or group the Company knows to be the beneficial owner of more than five percent of its stock.

Name and Address of Beneficial Owner	Number of Shares; Nature of Beneficial Owners (1)	Percent of Stock Owned
Mendon Capital Advisors Corp. Anton V. Schutz 150 Allens Creek Road Rochester, New York 14618	358,377	7.49%

___________________________________

(1)

Mendon Capital Advisors Corp., in its capacity as an investment adviser, has the sole right to vote and dispose of these shares of the Company’s stock. Mendon Capital and Anton V. Schutz, the sole shareholder and President of Mendon Capital, disclaim beneficial ownership of these shares. Various persons, as investment advisory clients of Mendon Capital, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the stock of the Company. To the knowledge of Mendon Capital, no one such person’s interest in the Company’s stock exceeds five percent of the outstanding shares.

CODE OF ETHICS

The Company has adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers that applies to its chief executive officer, chief financial officer, chief accounting officer or controller and other senior financial officers serving in finance, accounting, treasury, tax or investor relations roles. This Code of Ethics is intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws and regulations.

The text of the Code of Ethics is posted on the Company’s website at www.alliancebankna.com. The Company intends to report and post on its website any amendment to or waiver from any provision in the Code of Ethics as required by Securities and Exchange Commission rules.

SUBMISSION OF PROPOSALS BY SHAREHOLDERS

If shareholder proposals are to be considered by the Company for inclusion in a proxy statement for future meetings of the Company's shareholders, they must be submitted on a timely basis and must meet the requirements established by the Securities and Exchange Commission for shareholder proposals. Shareholder proposals for the Company's 2008 Annual Meeting of Shareholders will not be deemed to be timely submitted unless they are received by the Company at its principal executive offices by December 5, 2007. Shareholder proposals, together with any supporting statements, should be directed to the Secretary of the Company. Shareholders submitting proposals are urged to submit their proposals by certified mail, return receipt requested.

OTHER MATTERS

On June 1, 2006, the Company renewed its directors’ and officers’ liability insurance policy with St. Paul Mercury Insurance Company for a one year term and a premium of $38,536.

You are urged to vote your shares promptly by telephone, the internet, or by mailing your signed proxy card in the enclosed envelope in order to make certain your shares are voted at the meeting.

The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, some of the officers, Directors and regular employees of the Company may solicit proxies in person and by telephone and telegraph, and may solicit brokers and other persons holding shares beneficially owned by others to procure from the beneficial owners consents to the execution of proxies. The Company will reimburse such brokers and other persons for their expenses incurred in sending proxy forms and other material to their principals.

The Annual Report on Form 10-K of the Company, including financial statements for the fiscal year ended December 31, 2006, is being sent to shareholders with this Proxy Statement. The Annual Report is available on the Company’s web site, www.alliancebankna.com, and copies of it will be furnished to shareholders upon written request to Judy A. Schultz, Secretary, Alliance Financial Corporation, 120 Madison Street, 18th Floor, Syracuse, New York 13202.

Dated: April 4, 2007	By Order of the Board of Directors /s/ Judy A. Schultz Judy A. Schultz Secretary

ANNUAL MEETING OF SHAREHOLDERS OF

ALLIANCE FINANCIAL CORPORATION

May 15, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided. 

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.		Election of Class lIl and Class Il Directors:
NOMINEES:
☐	FOR ALL NOMINEES	¡ Mary Pat Adams ¡ Samuel J. Lanzafame ¡ Lowell A. Seifter ¡ Jack H. Webb ¡ Deborah F. Stanley Class III Director Class III Director Class III Director Class III Director Class II Director

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

The proxies are authorized to vote in accordance with their discretion with respect to such other business as may properly come before the meeting.

This Proxy will be voted as directed but, if no direction is indicated, it will be voted FOR the election of all nominees.

PLEASE SIGN AND DATE BELOW, AND RETURN.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

DIRECTIONS TO THE RENAISSANCE SYRACUSE HOTEL CONFERENCE CENTER
701 East Genesee Street, Syracuse, New York

From Highway 81 North	From Highway 81 South
Exit 18	Exit 18
(Harrison/Adams)	(Harrison/Adams)
Continue straight	Continue to Adams St.
through 4 lights	Make a U-Turn at
Hotel is on the right	Adams to Almond
Go through 3 lights
From Highway 690 East	Hotel is on the right
Merge to 81 South
Get off immediately at	From Highway 690 West
Exit 18	Exit 13 Townsend St.
(Harrison/Adams)	Turn left onto Townsend
Continue to Adams St.	Continue to Genesee St.
Make a U-Turn at	Turn left onto Genesee
Adams to Almond	Continue 3 blocks
Go Through 3 lights	Hotel will be on left
Hotel is on the right	Make a U-Turn at park
to the hotel entrance



PROXY

ALLIANCE FINANCIAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF SHAREHOLDERS, MAY 15, 2007

The undersigned hereby appoints Donald S. Ames, Donald H. Dew and Margaret G. Ogden, and each of them, as proxies, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Alliance Financial Corporation to be held at The Renaissance Syracuse Hotel Conference Center, 701 East Genesee Street, Syracuse, NY, Onondaga County, on the 15th of May, 2007, at 4:00 p.m. and at any adjournments or postponements thereof, and to vote as specified on the reverse side all shares of stock, as designated on the reverse side, which the undersigned may be entitled to vote at such meeting, and with all other powers which the undersigned would possess if personally present.

CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON THE REVERSE SIDE

14475

ANNUAL MEETING OF STOCKHOLDERS OF

ALLIANCE FINANCIAL CORPORATION

May 15, 2007

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

- OR -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.		Election of Class lIl and Class Il Directors:
NOMINEES:
☐	FOR ALL NOMINEES	¡ Mary Pat Adams ¡ Samuel J. Lanzafame ¡ Lowell A. Seifter ¡ Jack H. Webb ¡ Deborah F. Stanley Class III Director Class III Director Class III Director Class III Director Class II Director

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

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The proxies are authorized to vote in accordance with their discretion with respect to such other business as may properly come before the meeting.

This Proxy will be voted as directed but, if no direction is indicated, it will be voted FOR the election of all nominees.

PLEASE SIGN AND DATE BELOW, AND RETURN.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.